Exhibit 10.14

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of January 28, 2016 (this “First Amendment”), to that certain Credit Agreement, dated as of December 9, 2015 (as amended, restated, amended and restated, extended, renewed, supplemented, modified or otherwise changed from time to time, the “Credit Agreement”), among STEINER LEISURE LIMITED, an international business company incorporated under the laws of the Commonwealth of the Bahamas (“Holdings”), STEINER U.S. HOLDINGS, INC., a Florida corporation, as the Lead Borrower (the “Lead Borrower”), each of the Subsidiaries of Holdings party thereto as Borrowers, each of the Subsidiaries of Holdings party thereto as Guarantors, the Lenders party thereto from time to time and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as the Administrative Agent (in such capacity the “Administrative Agent”) and Collateral Agent (in such capacity, the “Collateral Agent”).

WHEREAS, Holdings, Borrowers, Guarantors, Administrative Agent and the Required Lenders wish to amend certain terms and provisions of the Credit Agreement as hereafter set forth.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1. Defined Terms. Any capitalized term used herein and not defined shall have the meaning assigned to it in the Credit Agreement.

2. Amendments. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

(a) Existing Definitions.

(i) The definition of “Borrowing Base Certificate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Borrowing Base Certificate” shall mean a certificate of the chief executive officer, president, chief financial officer, chief accounting officer or vice president of finance of the Lead Borrower, in each case, who has previously complied with the Administrative Agent’s internal policies and procedures with respect to background verifications, which certificate shall be in form and substance satisfactory to the Administrative Agent.”

(b) Other Amendments.

(i) Section 9.15(d) of the Credit Agreement is hereby amended by replacing the references to “Section 9.14(b)” appearing therein with references to “Section 9.15(c)”.

(ii) Section 9.15(e) of the Credit Agreement is hereby amended by replacing the reference (A) to “Schedule 9.14” appearing therein with a reference to “Schedule 9.17” and (B) to “Section 9.14(b)” appearing therein with a reference to “Section 9.15(c)”.

(iii) Section 13.16(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) Subject to the provisions of clause (b) of this Section 13.16, each Agent and Lender agrees that it will not disclose without the prior consent of the Lead Borrower other than (and solely to the extent necessary in connection with such individual or entity’s performance of its obligations or exercise of its rights hereunder) to its employees, auditors, partners, directors, officer, agents, advisors or counsel or to another Lender if such Lender or such Lender’s holding or parent company in its sole discretion determines that any such party should have access to such information, provided such Persons shall be subject to the provisions of this Section 13.16 to the same extent as such Lender, any information with respect to the Lead Borrower or any Restricted Subsidiary which is now or in the future furnished pursuant to this Agreement or any other Credit Document, provided that any Lender may disclose any such information (i) as has become generally available to the public other than by virtue of a breach of this Section 13.16(a) by such Lender, (ii) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Agent or Lender (or such Agent’s holding or parent company) or to the Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors, or as required or requested by any governmental agency or representative thereof (including, without limitation, public disclosures by any Agent or Lender or any of their Affiliates required by the Securities and Exchange Commission or any other governmental or regulatory authority or the National Association of Insurance Commissioners (or any similar organization)), (iii) as may be required or appropriate in respect to any summons or subpoena or in connection with any litigation, (iv) in order to comply with any law, order, regulation or ruling applicable to such Lender, (v) to any Agent or the Collateral Agent, (vi) to any prospective or actual direct or indirect contractual counterparty in any swap, hedge or similar agreement (or to any such contractual counterparty’s professional advisor), so long as such contractual counterparty (or such professional advisor) agrees to be bound by the provisions of this Section 13.16, (vii) to any prospective or actual transferee, pledgee or participant in connection with any contemplated transfer, pledge or participation of any of the Notes or Commitments or any interest therein by such Lender, provided that such prospective transferee, pledge or participant agrees to be bound by the confidentiality provisions contained in this Section 13.16, (viii) in connection with the exercise of any remedy hereunder or under any other Credit Documents or any suit, action or proceeding relating to this Agreement or any other Credit Document or the enforcement of rights hereunder or thereunder, (ix) any rating agency, (x) the CUSIP Service Bureau or other similar organization, or (xi) otherwise with the consent of the Borrower; (xi) to an investor or prospective investor in securities or interests issued by any fund that is administered, advised or managed by any Lender or any Affiliate of any Lender that also agrees that such information shall be kept confidential pursuant to the terms of this Section 13.16 and used solely for the purpose of evaluating an investment in such securities or interests issued by such fund; provided further that, to the extent permitted pursuant to any applicable law, order, regulation or ruling, and other than in connection with credit and other bank examinations or routine regulatory examinations conducted in the ordinary course with respect to such Agent or Lender, in the case of any disclosure pursuant to the foregoing clauses (ii), (iii) or (iv), such Agent or Lender will use its commercially reasonable efforts to notify the Lead Borrower in advance of such disclosure so as to afford the Lead Borrower the opportunity to protect the confidentiality of the information proposed to be so disclosed.”

3. Conditions to Effectiveness. The effectiveness of this First Amendment is subject to the fulfillment, in a manner satisfactory to Administrative Agent, of each of the following conditions precedent (the date such conditions are fulfilled is hereinafter referred to as the “First Amendment Effective Date”):

(a) Execution of Amendment. Administrative Agent and the Required Lenders shall have executed this First Amendment and shall have received a counterpart to this First Amendment, duly executed by each Credit Party.

(b) Secretary’s Certificate. Agent shall have received, on or before the First Amendment Effective Date, a fully executed secretary’s certificate from the Lead Borrower, dated as of the First Amendment Effective Date, signed by the Secretary of the Lead Borrower, and attested to by a Responsible Officer of the Lead Borrower, in form and substance satisfactory to Administrative Agent.

(c) Fees. Credit Parties shall have paid, on or before the First Amendment Effective Date, all fees and invoiced costs and expenses then payable by Credit Parties pursuant to the Credit Documents, including, without limitation, Sections 9.02(c) and 13.01 of the Credit Agreement.

4. Representations and Warranties. Each Credit Party represents and warrants as follows:

(a) Organization Status. Each Credit Party (i) is duly organized, validly existing and (to the extent applicable) in good standing under the laws of the jurisdiction of its organization, (ii) has the requisite power and authority to own its property and assets and to transact the business in which it is engaged and (iii) is, to the extent such concepts are applicable under the laws of the relevant jurisdiction, duly qualified and authorized to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of its property or the conduct of its business requires such qualifications except for failures to be so qualified which, individually and in the aggregate, have not had, and would not reasonably be expected to have, a Material Adverse Effect.

(b) Authorization, Etc. Each Credit Party has the requisite power and authority to execute, deliver and perform the terms and provisions of this First Amendment and the Credit Agreement, as amended hereby and has taken all necessary action to authorize the execution, delivery and performance by such Credit Party of this First Amendment. Each Credit Party has duly executed and delivered this First Amendment, and this First Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligation of each Credit Party, enforceable against such Credit Party in accordance with their terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

(c) No Violation. Neither the execution, delivery or performance by any Credit Party of this First Amendment or of the Credit Agreement, as amended hereby, nor compliance by such Credit Party with the terms and provisions hereof and thereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of any Credit Party or any of its respective Restricted Subsidiaries pursuant to the terms of, any indenture, credit agreement or loan agreement, in each case to which any Credit Party or any of its Restricted Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject (except, in the case of preceding clauses (i) and (ii), other than in the case of any contravention, breach, default and/or conflict, that would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect) or (iii) will violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents), as applicable, of any Credit Party or any of its respective Restricted Subsidiaries.

(d) Approvals. Except to the extent the failure to obtain or make the same would not reasonably be expected to have a Material Adverse Effect, no order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for (x) those that have otherwise been obtained or made on or prior to the First Amendment Effective Date and which remain in full force and effect on the First Amendment Effective Date and (y) filings which are necessary to perfect the security interests and Liens created under the Security Documents), or exemption by, any Governmental Authority, is required to be obtained or made by, or on behalf of, any Credit Party to authorize, or is required to be obtained or made by, or on behalf of, any Credit Party in connection with, the execution, delivery and performance of this First Amendment by the Credit Parties, and the performance of the Credit Agreement, as amended hereby.

5. Miscellaneous.

(a) Continued Effectiveness of the Credit Agreement and the Other Credit Documents. Except as otherwise expressly provided herein, the Credit Agreement and the other Credit Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the First Amendment Effective Date (i) all references in the Credit Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this First Amendment, and (ii) all references in the other Credit Documents to the “Credit Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this First Amendment.

(b) Counterparts. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Lead Borrower and the Administrative Agent.

(c) Headings. The headings of the several Sections and subsections of this First Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

(d) Costs and Expenses. Section 13.01 of the Credit Agreement is incorporated herein by reference.

(e) First Amendment as Credit Document. Each Credit Party hereby acknowledges and agrees that this First Amendment constitutes a “Credit Document” under the Credit Agreement.

(f) Severability. Any provision of this First Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(g) Governing Law. Section 13.08 of the Credit Agreement is incorporated herein by reference.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

BORROWERS:

STEINER U.S. HOLDINGS, INC., as Lead Borrower

By:	/s/ Stephen Lazarus
Name:	Stephen Lazarus
Title:	Chief Financial Officer

STEINER EDUCATION GROUP, INC.
STEINER RESORT SPAS (CALIFORNIA), INC.
SUS MARKETING, LLC
BLISS DIRECT, INC.
BLISS INTERNATIONAL LICENSING INC.
BLISS WORLD CARD COMPANY
BLISS WORLD HOLDINGS INC.
BLISS WORLD LLC
BWMI, INC.
FCNH, INC.
FLORIDA LUXURY SPA GROUP, INC.
IDEAL IMAGE DEVELOPMENT CORPORATION IDEAL IMAGE DEVELOPMENT, INC.
IDEAL IMAGE DIRECT, LLC
IDEAL IMAGE OF ARIZONA, LLC
IDEAL IMAGE OF ARKANSAS, LLC
IDEAL IMAGE OF COLORADO, LLC
IDEAL IMAGE OF FLORIDA, LLC
IDEAL IMAGE OF GEORGIA (JV2), LLC
IDEAL IMAGE OF IDAHO, LLC
IDEAL IMAGE OF INDIANA, LLC
IDEAL IMAGE OF KENTUCKY, LLC
IDEAL IMAGE OF MARYLAND, LLC
IDEAL IMAGE OF MASSACHUSETTS, LLC
IDEAL IMAGE OF MICHIGAN, LLC
IDEAL IMAGE OF MINNESOTA, LLC
IDEAL IMAGE OF MISSOURI, LLC
IDEAL IMAGE OF NEBRASKA, LLC
IDEAL IMAGE OF NEVADA, LLC
IDEAL IMAGE OF NEW MEXICO, LLC
IDEAL IMAGE OF NEW YORK, LLC

IDEAL OF NORTH CAROLINA, LLC
IDEAL IMAGE OF OHIO, LLC
IDEAL IMAGE OF OKLAHOMA, LLC
IDEAL IMAGE OF OREGON, LLC
IDEAL IMAGE OF PENNSYLVANIA, LLC
IDEAL IMAGE OF RHODE ISLAND, LLC
IDEAL IMAGE OF TENNESSEE, LLC
IDEAL IMAGE OF TEXAS, LLC
IDEAL IMAGE OF UTAH, LLC
IDEAL IMAGE OF VIRGINIA, LLC
IDEAL IMAGE OF WASHINGTON, LLC
IDEAL IMAGE OF WISCONSIN, LLC
IDEAL VENTURES, INC.
IDEAL VENTURES OF ARIZONA INC.
I.I. COSMETIC INSTITUTE, INC.
MANDARA PSLV, LLC
MANDARA SPA (CRUISE I), L.L.C.
MANDARA SPA (CRUISE II), L.L.C.
MANDARA SPA (HAWAII), LLC
MANDARA SPA LLC
MANDARA SPA SERVICES LLC
MID-ATLANTIC MASSAGE THERAPY, INC.
SEG CORT LLC
STEINER AMERICAN CRUISES, INC.
STEINER BEAUTY PRODUCTS, INC.
STEINER INTERNATIONAL HOLDINGS LLC
STEINER INTERNATIONAL VENTURES, INC.
STEINER MANAGEMENT SERVICES, LLC
STEINER PRODUCT SUPPORT U.S., LLC
STEINER SPA RESORTS (CONNECTICUT), INC. STEINER TRANSOCEAN U.S., INC.
VIRGINIA MASSAGE THERAPY, INC.
STEINER SPA RESORTS (NEVADA), INC.
STEINER RESORT SPAS (NORTH CAROLINA), INC.
ELEMIS LIMITED
STEINER TRAINING LIMITED
STEINER U .K. LIMITED

By:	/s/ Stephen Lazarus
Name:	Stephen Lazarus
Title:	Chief Financial Officer

STEINER GROUP LIMITED

By:	/s/ Michael Stephan Haringman
Name:	Michael Stephan Haringman
Title:	Secretary

BLISSWORLD LIMITED
ELEMIS SPA LIMITED
E.J. CONTRACTS LIMITED
NEMO (UK) HOLDCO, LTD.

By:	/s/ Leonard I. Fluxman
Name:	Leonard I. Fluxman
Title:	Director

GUARANTORS:

STEINER LEISURE LIMITED, as Holdings and as a Guarantor

By:	/s/ Leonard I. Fluxman
Name:	Leonard I. Fluxman
Title:	Director

STEINER SPA LIMITED
STEINER SPA ASIA LIMITED
STEINER MARKS LIMITED
COSMETICS LIMITED
COSMETICS EXPORT INTERNATIONAL LIMITED
NEMO HOLDCO, INC.
STEINER TRANSOCEAN (II) LIMITED
STEINER TRANSOCEAN LIMITED
STO MEDISPA LIMITED

By:	/s/ Leonard I. Fluxman
Name:	Leonard I. Fluxman
Title:	Director

PNC BANK, NATIONAL ASSOCIATION, as
Administrative Agent and a Lender

By:	/s/ Joanne Fu
Name:	Joanne Fu
Title:	AVP